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                                                                EXHIBIT 10.47





               AMENDED AND RESTATED PUT AND CALL OPTION AGREEMENT



DATED AS OF NOVEMBER 26, 1997


PARTIES

1) PLD TELEKOM INC. (a company incorporated in the State of Delaware, U.S.A.) whose registered office is at 1209 Orange Street, Wilmington, Delaware 18901, U.S.A. ("the Grantee"); and

2) ELITE INTERNATIONAL LIMITED (a company incorporated under the Irish Companies Acts 1963 to 1990 with registered number 178152) whose registered office is at First Floor, 14-15 Parliament Street, Dublin 2, Ireland ("the Grantor", such term to include any permitted transferee).

RECITALS

The parties hereto are parties to a Put and Call Option Agreement dated 28 December 1994, and desire to amend and restate its provisions as hereinafter set forth.

OPERATIVE PROVISIONS

                                1   DEFINITIONS

1.1 In this Agreement unless the context otherwise requires the following expressions shall bear the meanings shown:

      Business Day                         a day, other than a Saturday, on
                                           which banks in each of the City of
                                           London, Vienna, Toronto, Dublin and
                                           Moscow generally are open for normal
                                           banking business

      the Call Options                     the rights granted to the Grantee
                                           pursuant to Clause 2 to purchase or
                                           procure the purchase of Option
                                           Shares at the applicable Option
                                           Price during the applicable Option
                                           Period

      the Company                          Technocom Limited, a private company
                                           limited by shares incorporated under
                                           the Companies Acts, 1963 to 1990 of
                                           Ireland whose registered number is
                                           183622 and with its registered
                                           office at First Floor, 14-15
                                           Parliament Street, Dublin 2, Ireland



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      Completion                           the performance by the parties
                                           hereto of their respective
                                           obligations under Clause 4 or 5

      the First Call
      Option                               the right granted to the Grantee
                                           pursuant to subclause (A) of Clause
                                           2.1 to acquire two (2) Ordinary
                                           Shares from the Grantor

      the First Option
      Period                               the period commencing on June 30,
                                           1998 and ending on the earlier of:
                                           (i) June 30, 2119 and (ii) the date
                                           on which the First Put Option or the
                                           First Call Option, as the case may
                                           be, is exercised

      the First Option
      Price the price for the First Option Shares calculated in accordance with Clause 9.1 the First Option
      Shares the two (2) Ordinary Shares which are the subject of the First Put Option and the First Call Option the First Put
      Option                               the right granted to the Grantor
                                           pursuant to subclause (A) of Clause
                                           3.1 to require the Grantee to
                                           purchase two (2) Ordinary Shares

      the Grantee's
      Solicitors                           Morgan, Lewis & Bockius, of 4
                                           Carlton Gardens, London SW1Y 5AA

      the Grantor's
      Solicitors                           Charles Russell currently of 8-10
                                           New Fetter Lane, London EC4A 1RS, or
                                           such other firm of solicitors as the
                                           Grantor may hereafter notify the
                                           Grantee in writing

      Option Period                        the First Option Period or the
                                           Second Option Period, as applicable

      Option Shares                        any of the ten (10) Ordinary Shares
                                           which are the subject of the Put
                                           Options and the Call Options

      Ordinary Shares                      ordinary shares in the capital of
                                           the Company





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      the Put Options                      the rights granted to the Grantor
                                           pursuant to Clause 3 to require the
                                           Grantee to purchase or procure the
                                           purchase of Option Shares at the
                                           applicable Option Price during the
                                           applicable Option Period

      Reorganization                       in relation to the Company includes
                                           every issue by way of capitalization
                                           of profits or reserves and every
                                           issue by way of rights and every
                                           consolidation or sub-division or
                                           reduction of capital or capital
                                           dividend or other reconstruction or
                                           adjustment relating to the equity
                                           share capital (or any shares or
                                           securities derived therefrom) and
                                           any amalgamation or reconstruction
                                           affecting the equity share capital
                                           (or any shares, stocks or securities
                                           derived therefrom)


      the Second Call
      Option                               the right granted to the Grantee
                                           pursuant to subclause (B) of Clause
                                           2.1 to acquire eight (8) Ordinary
                                           Shares from the Grantor

      the Second Option
      Period                               the period commencing on June 30,
                                           1999 and ending on the earlier of:
                                           (i) June 30, 2119 and (ii)  the date
                                           on which the Second Put option or
                                           the Second Call Option, as the case
                                           may be, is exercised

      the Second Option
      Price the price for the Second Option Shares calculated in accordance with Clause 9.2 the Second Option
      Shares the eight (8) Ordinary Shares which are the subject of the First Put Option and the First Call Option the Second Put
      Option                               the right granted to the Grantor
                                           pursuant to subclause (B) of Clause
                                           3.1 to require the Grantee to
                                           purchase eight (8) Ordinary Shares

1.2 Reference to clauses and the parties are respectively to clauses of and the parties to this Agreement.





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1.3   References to documents in the agreed form are to documents initialled for the purpose of identification only by the Grantee's Solicitors and the Grantor's Solicitors.

                              2   THE CALL OPTIONS

2.1 In consideration of the sum of pound sterling 1 (receipt of which the Grantor acknowledges) the Grantor grants to the Grantee (A) the right exercisable during the First Option Period to purchase two (2) Ordinary Shares at the First Option Price, and (B) the right exercisable during the Second Option Period to purchase eight (8) Ordinary Shares at the Second Option Price.

2.2 The First Call Option shall be exercisable at any time during the First Option Period and the Second Call Option shall be exercisable at any time during the Second Option Period, in either case by notice in writing of exercise served on the Grantor.

2.3 All Option Shares shall be sold free from all liens, charges and encumbrances and with all rights attached thereto at the date of such exercise.

                              3   THE PUT OPTIONS

3.1 In consideration of the sum of pound sterling 1 (receipt of which the Grantee acknowledges) the Grantee grants to the Grantor (A) the right exercisable during the First Option Period to require the Grantee to purchase two (2) Ordinary Shares at the First Option Price, and (B) the right exercisable during the Second Option Period to require the Grantee to purchase eight (8) Ordinary Shares at the Second Option Price.

3.2 The First Put Option shall be exercisable at any time during the First Option Period and the Second Put Option shall be exercisable at any time during the Second Option Period, in either case by notice in writing of exercise served on the Grantee, and the documents listed in clause 4.1(b) hereof duly executed but undated shall be delivered to the Grantee's Solicitors, to be held to the order of the Grantor pending payment of the applicable Option Price.

3.3 All Option Shares shall be sold free from all liens, charges and encumbrances and with all rights attached thereto at the date of such exercise.

                       4   COMPLETION OF THE CALL OPTION

4.1 Completion of the purchase and sale of any Option Shares pursuant to the exercise of the First or Second Call Option shall take place at the offices of the Grantee's Solicitors (or at such other place as the parties shall mutually agree). In the case of the First Call Option, Completion shall take place on such date as the Grantor and the Grantee shall agree, but in all events not later than ten Business Days after the Grantor shall have received the notice of exercise. In the case of the Second Call





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      Option, Completion shall take place on the date specified in Clause
      9.2(e).  At either such Completion:

                 (a) the Grantee shall either pay or procure the payment by telegraphic transfer to the Grantor (or as the Grantor may direct) of the applicable Option Price for the Option Shares being acquired (or, in respect of the First Call Option, in the event that the Grantor shall elect pursuant to Clause 9.1 to receive the Additional Consideration Shares (as defined therein) in lieu of cash, the Grantee shall deliver to the Grantor the share certificates for the Additional Consideration Shares (legended as required pursuant to the United States securities laws) and such other documents as shall be required to vest title to the Additional Consideration Shares with the Grantor ); and

                 (a)      the Grantor shall deliver to the Grantee:

                                  (i)      duly executed but undated stock
                                           transfer forms in respect of the
                                           Option Shares being purchased by the
                                           Grantee together with the relative
                                           share certificates or, to the extent
                                           that the Grantor can so provide,
                                           such other documents as shall be
                                           required to vest title to the Option
                                           Shares being purchased with the
                                           Grantee or its designee, and, if it
                                           is taking the Additional
                                           Consideration Shares, an undertaking
                                           satisfactory to the Grantee that it
                                           is taking such Shares for investment
                                           purposes only and not with a view to
                                           the distribution thereof; and

                                  (i)      to the extent that the Grantor can
                                           so provide, such other deeds and
                                           documents and opinions of Counsel as
                                           may be necessary to transfer to the
                                           Grantee or its designee or as it may
                                           direct the unencumbered beneficial
                                           ownership of the Option Shares being
                                           purchased.

4.2 If the Grantor makes default in transferring any of the Option Shares as aforesaid the Directors of the Company shall be entitled to receive and give a good discharge for the Option Price payable for such Option Shares on behalf of the Grantor (but shall not be bound to earn any interest thereon) and the Grantor hereby irrevocably appoints such one of the Directors of the Company as the Grantee shall nominate in writing as the Grantor's attorney to execute on its behalf the transfer or transfers of the Option Shares in favour of the Grantee (or as the Grantee may direct) and such other documents as may be necessary to transfer title to such Option Shares to the Grantee (or as the Grantee may direct) and hereby authorizes the Directors of the





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      Company to approve the registration of such transfer or transfers or such other documents.

4.3 The Grantor shall (so far as it is able) procure the Grantee or its designee will be registered as the holder of any Option Shares being purchased.

4.4 Any payments by the Grantee under the First or Second Put Options or the First or Second Call Options shall be made free and clear of all withholdings and deductions, howsoever arising.

                        5   COMPLETION OF THE PUT OPTION

      Completion of the transfer or sale of any Option Shares pursuant to the exercise of the First or the Second Put Option shall take place at the offices of the Grantee's Solicitors (or at such other place as the parties shall mutually agree). In the case of the First Put Option, Completion shall take place on such date as the Grantor and the Grantee shall agree, but in all events not later than ten Business Days after the Grantee shall have received the notice of exercise. In the case of the Second Put Option, Completion shall take place on the date specified in Clause 9.2(e). At either such Completion the Grantee shall take the actions specified in Clause 4.1(a), and upon such actions having been taken, the Grantee's Solicitors shall release to the Grantee the documents delivered to them to hold to the order of the Grantor pursuant to the terms of Clause 3.2.

                        6   EFFECTS OF A REORGANIZATION

6.1 If any Reorganization shall take place after the date hereof all the shares, stock and other securities (if any) which shall have become owned by the Grantor or successors in title as a result of each such Reorganization and which shall derive (whether directly or indirectly) from the Option Shares shall be deemed to be subject to an exercise of either the First or Second Call Options or the First or Second Put Option (as the case may be) and shall be transferred or sold to the Grantee (or as the Grantee may direct) in accordance with Clause 2 or 3 (as the case may be).

6.2 References in this Agreement to the Option Shares shall be so construed as to give full effect to this Clause 6.

                          7   PROHIBITION ON DISPOSAL

      Subject to the terms of a Shareholder Agreement relating to the Company entered into on 28 December 1994 and made between inter alia the Grantor and the Grantee, as heretofore amended or supplemented ("the Shareholder Agreement"), and notwithstanding the provisions of Clause 6, while either the First Call Option or the Second Call Option remains exercisable the Grantor shall not, without the prior written consent of the Grantee, sell, transfer or otherwise dispose of (including





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      without prejudice to the generality of the foregoing accept an offer made to all holders for the class or classes of securities to which the applicable Option Shares belong) or mortgage, charge, pledge or otherwise encumber any of the Option Shares or any interest therein subject to the applicable Call Option.


                            8   GRANTOR'S WARRANTIES

8.1 The Grantor warrants to the Grantee that it is and will remain until the exercise of either the First Call Option or the First Put Option (as the case may be) or the expiry of the First Option Period (whichever is the later), the beneficial owner of the First Option Shares, subject only to such Options, that it is and will remain until the exercise of either the Second Call Option or the Second Put Option (as the case may be) or the expiration of the Second Option Period (whichever is the later), the beneficial owner of the Second Option Shares, subject only to such Options, and that it has and will have full power and authority to grant Options in respect of the same upon the terms and conditions of this Agreement.

8.2 The Grantee warrants to the Grantor that it has and will have full power and authority to execute and comply with the terms and conditions of this Agreement.

                             9   THE OPTION PRICES

9.1 The First Option Price shall be US $1,000,000 or, if the Grantor so elects in its notice of exercise of the First Option, that amount of shares of common stock of the Grantee (the "Additional Consideration Shares") which results from dividing the sum of $1,000,000 by the lesser of: (i) $5.85 and (ii) the average closing price of the Grantee's common stock over the ten trading days prior to the applicable Completion date. In the event that the Grantor shall elect to take the Additional Consideration Shares, the Grantor and/or any other party in whose name the Additional Consideration Shares may be issued shall give an undertaking satisfactory to the Grantee that such Shares are being taken for investment purposes only and not with a view to the distribution thereof, and all certificates for Additional Consideration Shares shall be appropriately legended to comply with the United States securities laws.

9.2   The Second Option Price shall be calculated and paid as follows:

      (a) Within thirty (30) days after the exercise of the Second Call Option or the Second Put Option, as the case may be, the Grantee shall deliver to the Grantor its valuation of the entire issued ordinary share capital of the Company (the "Valuation"). The Valuation, as determined by the Grantee, shall be conclusive and binding upon the Grantor for all purposes hereof and the Grantor's sole rights in respect thereof shall be as specifically set forth hereinafter.





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      (b)  If the Valuation shall be less than US $111,000,000, then the
           Second Option Price shall be US $6,689,655. If the Valuation shall be more than US $145,000,000, then the Second Option Price shall be US $9,620,689. Under no circumstances shall the Second Option Price exceed US $9,620,689.

      (c) If the Valuation shall be between US $111,000,000 and US $145,000,000, then the Second Option Price shall be the amount which results from the following calculation:


US $6,689,655 plus   US $2,931,034 multiplied by the Valuation less 111,000,000
                                                 ------------------------------
                                                          divided by 34,000,000

      (d) Following the finalization of the Second Option Price as set forth above, both parties shall be obligated to proceed to the Completion of the purchase and sale of the Second Option Shares.

      (e) Completion of the purchase and sale of the Second Option Shares pursuant to the exercise of either the Second Call Option or the Second Put Option shall take place in the manner provided in Clauses
           4.1 and 5, as the case may be, on the ninetieth (90th) day following the delivery of the Valuation to the Grantor (the "Due Date"), at which time the actions specified in such Clauses shall be taken.

                                   10 GENERAL

10.1 No amendment, change or addition hereto shall be effective or binding on either party unless reduced to writing and executed by both parties.

10.2 This Agreement and the rights hereunder may not be assigned in whole or in part to any company or person, save that the Grantor may assign its rights to a Member of the same Group (as that term is defined in the Shareholder Agreement) as the Grantor.

10.3 The headings to clauses of this Agreement are for ease of reference only and do not form part of this Agreement and are not in any way to affect its construction.

10.4    Any notice to be given under this Agreement:
         (a)     must be in writing;

         (b) may be given to the Grantor at its registered office (or such other address as it may notify to the Grantee for such purpose);

         (c) may be given to the Grantee at its registered office (or such other address as it or its assignee may notify to the Grantor for such purpose); and





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         (d)     will be effectively served:
                          (i) on the day of receipt, where any hand delivered letter, telex or telefax message is received on any Business Day before or during normal working hours;

                          (ii) on the following Business Day, where any hand delivered letter, telex or telefax message is received either on an Business Day after normal working hours or on any day which is not a Business Day; or

                          (iii)on the second Business Day following the day of
                                  posting, upon despatch from within the United Kingdom of any posted letter by post office inland first class mail postage prepaid, or the fifth Business Day following the day of posting of any letter sent by air mail postage prepaid, and in proving such service it shall only be necessary to prove that the same was stamped, properly addressed and posted as aforesaid.

10.5 Copies of all notices served on the Grantee must also be served by facsimile transmission sent to 680 Fifth Avenue, New York, New York 10019, U.S.A., marked for the attention of Mr. E. Clive Anderson and Mr. Philip Eager (1-212-262-8870) and copies of all notices served on the Grantor must also be served by facsimile transmission sent to Messrs. Charles Russell of 8-10 New Fetter Lane, London EC4A 1RS marked for the attention of Mr. M. Moncreiffe and Mr. J. Holder (44-71-203-0202).

10.6 This Agreement is governed by and is to be construed in accordance with English Law, including its rules as to the conflict of laws.

10.7 Each of the parties irrevocably submits to the non-exclusive jurisdiction of the appropriate court of law in England in relation to any matters arising out of or in connection with this Agreement and waives any objection to legal proceedings being made in such courts whether on the ground of venue or on the ground that such proceedings have been brought in an inconvenient forum. These submissions shall not limit the rights of the parties to bring any action in any other court having or claiming jurisdiction (whether concurrently or not), provided that no proceedings shall be undertaken by either party in any federal or state court in the United States of America.

10.8 The Grantee hereby appoints Messrs. Morgan, Lewis & Bockius, of 4 Carlton Gardens, London SW1Y 5AA all communications to be marked for the attention of Mr. Thomas J. Benz and the Grantor hereby appoints Messrs. Charles Russell of 8-10 New Fetter Lane, London EC4A 1RS all communications to be marked for the attention of Mr. M. Moncreiffe and Mr. J. Holder in each case for service of process





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      in connection with legal proceedings in England and arising out of or in connection with this Agreement.

10.9 In the event that any legal action in respect of this Agreement is started, the process by which it is started may be served on the defendant or, if specified in this Agreement, any other person on its behalf at the place at which and in the manner in which notices may be given to that party.





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      ATTESTATIONS


      Executed as a Deed by                        )
      PLD TELEKOM INC.                             )
      acting by:                                   )



      Director    s/s JAMES R.S. HATT



      Director    s/s SIMON EDWARDS




      Given under the Common Seal of               )
      ELITE INTERNATIONAL LIMITED                  )
      acting by:                                   )



      Director    s/s BORIS ANTONIUK



      Secretary   s/s TATIANA SALTANOVA





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